UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 15, 2005

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
Delaware	000-50694	52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Wilson Boulevard

Suite 400

Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code:  (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01                                             Entry into a Material Definitive Agreement.

As of February 16, 2005, The Mills Limited Partnership entered into a waiver (the “Waiver Agreement”) to its Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 17, 2004, by and among The Mills Limited Partnership, JPMorgan Chase Bank, N.A., as lender and administrative agent, and other lenders named therein (the “Facility”).  In connection with the execution of the Waiver Agreement, The Mills Corporation agreed to reaffirm its unconditional guarantee of all of The Mills Limited Partnership’s obligations under the Facility.

The Waiver Agreement waives any potential event of default or event of default under the Facility that we expect would have been caused by the restatement of financial results of prior periods described under “Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” of this Current Report.  As a result of the restatement, among other things, we would no longer be able to make the representations under the Facility concerning the conformity with GAAP of our previously delivered financial statements, or confirm our prior compliance with certain obligations concerning the maintenance of our books and records in accordance with GAAP.  Because the restatement is not expected to result in our having breached any of the financial covenants in the Facility, the Waiver Agreement does not waive or modify any such financial covenants.  The Waiver Agreement will terminate if the restatement of the financial statements is not completed by April 1, 2005.

Under the terms of the Waiver Agreement, the Facility remains in full force and effect as amended by the Waiver Agreement; therefore, we are currently permitted to make a draw under the Facility.

There is no material relationship between the administrative agent or the lenders and The Mills Limited Partnership or The Mills Corporation, other than as parties to the Waiver Agreement, Facility and certain other loans made in the ordinary course to various of our operating subsidiaries.

Item 2.02                                             Results of Operations and Financial Condition.

On February 16, 2005, The Mills Corporation issued a press release announcing that it will restate its audited financial results for the fiscal years ended December 31, 2002 and 2003, and its unaudited quarterly results for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004.  The Mills Limited Partnership will also restate its results for the fiscal years ended December 31, 2002 and 2003 in its 2004 Annual Report on Form 10-K.  The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by The Mills Corporation or The Mills Limited Partnership under the Securities Act of 1933 regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance.  Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 4.02                                             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Mills Corporation’s Board of Directors, including its Audit Committee, concluded on February 15, 2005, to restate its and The Mills Limited Partnership’s audited financial results for the fiscal years ended December 31, 2002 and 2003, and its unaudited quarterly results for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 (the “Companies’ Restatement”).  The Companies’ Restatement primarily reflects the following adjustments:

•                  The companies will record equity in earnings of unconsolidated joint ventures based on an accounting method known as Hypothetical Liquidation at Book Value (HLBV), rather than on its historical method based upon the companies’ estimate of economic ownership.

•                  The companies will change their accounting for capitalizing interest costs related to their development projects.  Previously, the companies had capitalized interest using computed rates on excess proceeds from certain refinancings based on an incremental interest cost approach.  As part of the restatement and for future filings, the companies will capitalize interest utilizing actual rates on applicable borrowings.

•                  The companies will change their accounting for leasing and financing overhead to expense these costs in the year incurred.  The companies previously capitalized a portion of the leasing and financing costs and expensed them as the related fees were recognized as described in footnote 2 of their audited consolidated financial statements for 2003.

•                  A gain of $8.5 million on the companies’ sale of partial interests in three projects that was previously reported in the third quarter of 2003 will instead be reported as a sale in the second quarter 2004.  This sale and the related gain should not have been recorded until 2004 due to the companies’ “continuing involvement” in the projects during 2003 as that term is defined by FAS 66.

•                  In conjunction with the restatement, the companies will make adjustments to their accounting for certain other miscellaneous items including one time adjustments relating to the timing of the recognition of a land sale and certain acquisition purchase price adjustments, consolidation of the projects’ promotional funds and adjustments to gains on residual land sales from joint ventures to expense capitalized interest upon sale.

The companies will also consolidate additional joint ventures with Kan Am as a result of the restatement of its adoption of FIN 46 as of March 31, 2004.

The Audit Committee, separately, and the Board of Directors, in its entirety, discussed the Companies’ Restatement with Ernst & Young LLP, the companies’ independent registered public accounting firm.  The companies will include the restated results for the fiscal years ended December 31, 2002 and 2003 in their 2004 Annual Report on Form 10-K.  In the interim, investors should no longer rely on the financial statements currently on file with the SEC in The Mills Corporation’s Forms 10-K for the fiscal years ended December 31, 2003 and 2002 and The Mills Limited Partnership’s Form 10 filed on April 19, 2004 and the related auditor’s report therein, and the unaudited financial statements for all interim periods through September 30, 2004.

Item 7.01                                             Regulation FD Disclosure.

See “Item 2.02 Results of Operation and Financial Condition” above.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated February 16, 2005, issued by The Mills Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

	By:	/s/ Mark D. Ettenger
		Name:	Mark D. Ettenger
		Title:	President

THE MILLS LIMITED PARTNERSHIP

By: The Mills Corporation, its general partner

	By:	/s/ Mark D. Ettenger
		Name:	Mark D. Ettenger
		Title:	President

Date: February 16, 2005